The Japan Fund, Inc.
                                     Class S


          Supplement to the Fund's Statement of Additional Information
                                Dated May 1, 2000

The  following  information   supplements  the  disclosure  in  the  "Additional
Information about Opening an Account" section of the fund's Statement of Additional Information:

         On October 19, 2000, the Fund's Board approved a proposal which, after December 29, 2000, eliminates the ability of new investors of the Fund to exchange into Class S shares of various other Scudder Funds.

There is no change to the exchange privileges for new shareholders who purchase shares of the fund prior to December 29, 2000, or to current shareholders of the fund. In addition, other Scudder Funds' Class S shareholders who purchased shares prior to December 29, 2000 will be allowed to continue to exchange into Class S shares of the Fund after December 29, 2000.


December 27, 2000